FOR IMMEDIATE RELEASE

ELLINGTON FINANCIAL LLC REPORTS ESTIMATED

BOOK VALUE PER SHARE AS OF JUNE 30, 2011

OLD GREENWICH, JULY 8, 2011 - Ellington Financial LLC (NYSE: EFC) ("Ellington Financial" or the "Company") today announced that its estimated book value per common share as of June 30, 2011, was $23.33, or $22.79 on a diluted basis. These estimates are subject to change upon completion of the Company's quarter-end valuation procedures relating to its investment positions that will be performed in conjunction with the Company's preparation of its quarterly financial statements, and any such change could be material. In preparing monthly estimates of its book value per share, the Company employs valuation procedures that are generally less comprehensive than the valuation procedures employed for the Company's quarterly and year-end financial statements. Furthermore, the Company's registered independent public accountants do not perform the types of reviews or audits on the Company's monthly estimates of its book value per share that they do for the Company's quarterly or annual financial statements. It is possible that, when the Company completes its more comprehensive quarterly valuation procedures, it could determine that its book value per common share as of June 30, 2011 differs materially from the estimate set forth above. Further, there can be no assurance that the Company's estimated book value per common share as of June 30, 2011, is indicative of what the Company's results are likely to be in future periods.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. Our actual results may differ from our beliefs, expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as "anticipate," "estimate," "will," "should," "expect," "believe," "intend," "seek," "plan" and similar expressions or their negative forms, or by references to strategy, plans, or intentions. The Company's results can fluctuate from month to month depending on a variety of factors, some of which are beyond the Company's control and/or are difficult to predict, including, without limitation, changes in interest rates, changes in mortgage default rates and prepayment rates, and other changes in market conditions and economic trends. Furthermore, forward-looking statements are subject to risks and uncertainties, including, among other things, those described under the heading "Risk Factors" set forth in our Annual Report on Form 10-K filed on March 16, 2011, which can be accessed through the link to our SEC filings under "For Our Shareholders" on our website (www.ellingtonfinancial.com). Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected may be described from time to time in reports we file with the Securities and Exchange Commission (SEC), including reports on Forms 10-Q, 10-K and 8-K. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

This release and the information contained herein do not constitute an offer of any securities or solicitation of an offer to purchase securities.

About Ellington Financial LLC

Ellington Financial LLC is a specialty finance company that acquires and manages mortgage-related assets, including residential mortgage-backed securities backed by prime jumbo, Alt-A and subprime residential mortgage loans, residential mortgage-backed securities for which the principal and interest payments are guaranteed by a U.S. government agency or a U.S. government-sponsored entity, mortgage-related derivatives, commercial mortgage-backed securities, commercial mortgage loans and other commercial real estate debt, as well as corporate debt and equity securities and derivatives. Ellington Financial LLC is externally managed and advised by Ellington Financial Management LLC, an affiliate of Ellington Management Group LLC.

Investor Contact:

Neha Mathur

Vice President

Ellington Financial LLC

(203) 409-3575

Media Contact:

Shawn Pattison or Dana Gorman

The Abernathy MacGregor Group, for

Ellington Financial LLC

(212) 371-5999